UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
October 24, 2023
Date of report (Date of earliest event reported)
________________________________________
________________________________________
SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
________________________________________

Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 24, 2023, the Company’s Board of Directors (the “Board) appointed Stephanie D. Miller to the Board, effective immediately, thereby filling the vacancy on the Board that resulted from Sarah W. Blumenstein not standing for re-election at the 2023 Annual Meeting of the Company’s Shareholders. Ms. Miller will serve in the class of directors whose term expires at the Company’s Annual Meeting of Shareholders to be held in 2024 and serve on each of the Audit and Legal and Regulatory Oversight Committees of the Board.
In connection with her appointment, Ms. Miller was granted options to purchase 7,500 shares of the Company’s common stock and 766 restricted stock units ("RSUs") for Company common stock under the Company’s 2014 Omnibus Equity Compensation Plan (the “2014 Plan”).
The options granted to Ms. Miller have an exercise price per share of $54.51 and vest as follows, subject to her continued service on the Board on the applicable vesting date:
•As to 50% of the shares on the later of (1) December 31 of the year which the Company has adjusted earnings before income taxes per share of $5.00 or more, or (2) December 31, 2024; and
•As to 100% of the shares on the later of (1) December 31 of the year in which the Company has adjusted earnings before income taxes per share of $6.25 or more, or (2) December 31, 2026;
All of the RSUs granted to Ms. Miller vest on October 24, 2026, provided that Ms. Miller is serving as a director of the Company on such date.
A press release relating to Ms. Miller’s appointment, issued October 25, 2023, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 25, 2023 of SEI Investments Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	October 25, 2023	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer